UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): August 29, 2008

ZHONG SEN INTERNATIONAL TEA COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Florida	5149	26-2091212
(State of Incorporation)	(Primary Standard Classification Code)	(IRS Employer ID No.)

2416 Lincoln Street
Hollywood, FL 33020
 (Address of Principal Executive Offices)(Zip Code)

(206) 888-2585
 (Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

=====================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 29, 2008, we entered into an Agreement to Acquire Marketing and Commission Agreement (the “Agreement”) with YUNNAN ZHONGSEN FOREST CO, LTD (“Yunnan”).  Pursuant to this Agreement, the Company agrees to be Yunnan’s sales agent throughout the World, in China and outside of China, for all products and services offered by Yunnan.  As consideration for this exclusive right, Yunnan shall pay the Company a 20% commission on worldwide sales.

We will issue 49,900,000  shares of common stock to Yunnan shareholders as identified in Schedule B of the Agreement attached to this 8-K.   In addition, we will issue 5,000,000 shares of common stock to the individuals identified on Schedule C of the Agreement attached to this 8-K as a finder’s fee for this transaction.

ITEM 3.02    UNREGISTERED SALE OF EQUITY SECURITIES.

See Item 1.01 above.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for private placement of these securities pursuant to Regulation S of the Act and are restricted pursuant to Rule 144.

ITEM 5.01    CHANGES IN CONTROL OF REGISTRANT

As discussed in Item 1.01 above, on August 29, 2008, pursuant to the terms of the Agreement, we issued 49,900,000 shares of our common stock of to Yunnan.  The total of 49,900,000 shares represents 83.3% of the outstanding common stock of the Company.  Yunnan received the shares as compensation for the acquisition of Marketing and Commission Agreement.   Pursuant to the Agreement the following changes to the Company’s directors and officers have occurred:

o	As of August 29, 2008, the following persons were appointed to the Board of Directors of the Company:
- Li Wang, Chairman - Zhongping Zhou, Independent Director - Jun Zou, Independent Director - Pin Nie, Director - Jiansheng Li, Director

o	Also, on August 29, 2008, the following persons were hired as Officers of the Company:
- Li Wang, President - Pin Nie, Chief Operating Officer - Xiaokun Li, Chief Financial Officer - Jiansheng Li, Secretary

o	Bruce Trulio then resigned as the Chairman of the Board, Company’s President, Chief Executive Officer, Secretary, Chief Financial Officer, and Treasurer.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Bruce S. Trulio resigned as a member of the Company’s Board of Directors effective as of August 29, 2008. Bruce S. Trulio also resigned as the Company’s President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board, Secretary and Treasurer, effective August 29, 2008. The resignation was the result of the Company entering into the Agreement with Yunnan and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On August 29, 2008, the Company appointed Li Wang, Zhongping Zhou, Jun Zou, Pin Nie, and Jiansheng Li to the Board of Directors.  In addition, the Company hired Li Wang, Pin Nie, Xiaokun Li and Jiansheng Li as Officers of the Company.

Wang Li, President and Chairman of the Board

Ms. Wang is our President and Chairman of the Board, as well as the president and owner of Yunnan Zhongsen Commercial Forest Plantation Group Inc., an agricultural corporation that specializes in the cultivation of Pu’er tea and other forest products in Yunnan Province, P.R. China.  She is proficient in corporate management and computer technology.  Ms. Wang’s other business ventures includes health care, catering and mineral exploration.  Prior to joining our company, she worked for the Yunnan Commodity Administration Bureau from December, 1985 through October, 2007, when she chose to devote her full time and efforts to establishing the Yunnan Zhongsen Commercial Forest Plantation Group, Inc.

Li Jiansheng, Secretary and Director

Mr. Li is our Secretary and Director also serves as the General Executive Manager and Vice General Manager of Yunnan Zhongsen Commercial Forest Plantation Group Inc.  He is a professional manager who is not only skilled at human resources management but also skilled at corporation structure management. From October of 1990 until January of 1996 he worked for the Forum Hotel Shenzhen.  From February of 2001 until July of 2005 he worked for Kai Wah Plaza International Hotel Kunming as Resident General Manager. From August, 2005 to August, 2007 he worked at the Banyan Tree Ringha and the Banyan Tree Lijiang as Area Director of Human Resources for Yunnan, China & Interim Hotel Manager of BT Ringha. His knowledge and talent combined with his commitment to teamwork will contribute to our long term growth.

Nie Pin, Chief Operating Officer and Director

Mr. Nie is our COO and a Director. Mr. Nie is a an efficiency expert who  successfully designed and presided over more than 100 cases involving sales and marketing  programs to  commonweal activities.  Among his successes was the Vietnam 411 Cow Development Strategy, which improved the Vietnam milk import industry. He is also a writer and journalist who has had five of his works adapted to film. He is the Chief Designer of Yunnan Zhongsen Commercial Forest Plantation Group Inc.  He is also an expert in business models and corporate structure reformation.  He is currently engaged as president of Longfeng Advertisement Inc., and president of Yunnan Harmonious Cultural Spread Inc., and serves as the Director of China Pu’er International Inc.  He brings his knowledge and talents of the private sector having been a multi-unit media manager and developer and as management Design for over 15 years.

Li Xiaokun, Chief Financial Officer

Mr. Li, who serves as our CFO, is also the Supervisor of Yunnan Zhongsen Commercial Forest Plantation Group Inc.  He is a qualified accountant with various work experience which includes serving as the CFO of the Yunnan Minxing Company from 1998 until 2000. From 2001 up to 2003, he worked as an accountant for the Sheng Tianteng Information & Internet Group Inc. From 2004 to 2007 he was engaged as the Vice General Manager of Finance for the Yunnan Shuohua Real Estate Management Inc. Mr. Li is particularly concerned with equality for minority workers in the areas of work, living conditions and education, specifically in the poverty stricken areas in Yunnan Minor Ethnic autonomous. His research and survey lays the foundation of the support policies for poverty-stricken areas.

Zou Jun, Independent Director

Mr. Zou received his post-graduate education in California University and majored in International Law. Mr. Zou is an officer of Yunnan Zhongsen Commercial Forest Plantation Group Inc. He is also a professional Legal advisor who provides services including legal consultant, legal support and corporation structure design. He serves as Vice-president of Zhong Fa Attorney Affairs Office, and officer of Legal Daily. He is one of the pioneers who dealt with cases of sexual harassment in China, and was the first attorney who took Chinese traffic police to trial. Having been Securities Counsel to listed companies in China and legal consultant to the Journalism Committee for over 5 years, he brings his strong business ethics and knowledge of the private sector to the Company.

Zhou Zhongping, Independent Director

Mr. Zhou has broad interests in art and culture, which allows him to incorporate aspects of the arts with the culture of Pu’er tea.  He currently serves as assistant secretary of Yunnan Zhongsen Commercial Forest Plantation Group Inc., and manager of Pu’er tea flagship shop in Kunming.  In addition, Mr. Zhou works to improve shelter and water supply conditions for tea farmers as well as college students.  He has a Bachelor of Arts degree from Tsingha University.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

10.1	Agreement to Acquire Marketing and Commission Agreement by and among Yunnan Zhongsen Forest Co. Ltd. and Zhong Sen International Tea Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZHONG SEN INTERNATIONAL TEA CO.

Date: September 8, 2008	By: /s/ Li Wang
Li Wang President and Chairman of the Board